UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): August 9, 2016 (August 9, 2016)
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VERITIV CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware

(State or other jurisdiction of incorporation)
001-36479	42-3234977
(Commission File Number)	(IRS Employer Identification No.)
1000 Abernathy Road NE Building 400, Suite 1700 Atlanta, Georgia (Address of principal executive offices)	30328 (Zip Code)

Registrant’s telephone number, including area code: (770) 391-8200
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.
On August 9, 2016, Veritiv Corporation (the “Company”) issued a press release containing certain financial results of the Company and its direct and indirect wholly-owned subsidiaries for the three and six months ended June 30, 2016. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01.     Regulation FD Disclosure.

The Company is furnishing herewith additional information in conjunction with the August 9, 2016 earnings release. This additional information includes general Company information and highlights of financial results of the Company and its direct and indirect wholly-owned subsidiaries for the three and six months ended June 30, 2016. The additional information, attached as Exhibit 99.2 to this Current Report on Form 8-K, is being furnished and will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

The information in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01.     Financial Statements and Exhibits.
(d)     Exhibits.
The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

99.1	Press Release of Veritiv Corporation issued August 9, 2016.

99.2	Additional Information of Veritiv Corporation issued August 9, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITIV CORPORATION

Dated:	August 9, 2016	/s/ Mark W. Hianik
Mark W. Hianik
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release of Veritiv Corporation issued August 9, 2016.

99.2	Additional Information of Veritiv Corporation issued August 9, 2016.